Form 20-F/A (Amendment No. 1)

EXHIBIT 12.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT

TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Teo Tong Kooi, certify that:

1. I have reviewed this annual report on Form 20-F, as amended by this Form 20-F/A, of China Yuchai International Limited (the “Company”);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this annual report;

4. The Company’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5. The Company’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

By:	/s/ TEO TONG KOOI
Name:	Teo Tong Kooi
Title:	President and Director

Date: May 30, 2008

Form 20-F/A (Amendment No. 1)

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT

TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Lai Seng Fatt, certify that:

1. I have reviewed this annual report on Form 20-F, as amended by this Form 20-F/A, of China Yuchai International Limited (the “Company”);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this annual report;

4. The Company’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5. The Company’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

By:	/s/ LAI SENG FATT
Name:	Lai Seng Fatt
Title:	Group Financial Controller (person performing the function of principal financial officer for matters described in this Form 20-F/A)*

Date: May 30, 2008

*	As announced on March 20, 2008, Mr. Hoh Weng Ming was appointed Chief Financial Officer of the Company with effect from May 1, 2008 in place of Mr. Ho Tuck Chuen who resigned due to health reasons. Mr. Lai Seng Fatt, who was appointed to the position of Group Financial Controller of the Company in January 2008 from his position of finance manager at GPac Technology (S) Pte Ltd, a subsidiary of Hong Leong Asia, worked closely with Mr. Ho Tuck Chuen on, and has been performing the function of senior financial officer responsible for, the matters described in this Form 20-F/A. It is therefore believed by the Company that the Section 302 certification required to be signed by the Chief Financial Officer should accordingly be signed by Mr. Lai Seng Fatt.